UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

Chenghe Acquisition II Co.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42123	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Beach Road #29-11

South Beach Tower

Singapore 189767

(Address of Principal Executive Offices and Zip Code)

(+65) 9851 8611

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	CHEB.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	CHEB	NYSE American LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	CHEB.WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Exchange Act (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 25, 2025, Polibeli Group Ltd, a Cayman Islands exempted company with limited liability (the “Company”), filed a registration statement on Form F-4/A (Registration No. 333-285821), which was declared effective on May 1, 2025, by the United States Securities and Exchange Commission (the “SEC”). On May 1, 2025, the Company filed a proxy Statement/prospectus with the SEC and on or about May 2, 2025, Chenghe Acquisition II Co., a Cayman Islands exempted company with limited liability (“Chenghe,”) mailed the proxy statement/prospectus to its shareholders. In connection with the proposed business combination agreement among Chenghe, the Company, and Polibeli Merger One Limited, a Cayman Islands exempted company with limited liability and a direct wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, Merger Sub shall be merged with and into Chenghe with Chenghe being the surviving company and as a direct, wholly owned subsidiary of the Company. On May 15, 2025, Chenghe filed its periodic report on Form 10-Q containing its unaudited financial statements for the quarter ended March 31, 2025.

Included in this Current Report on Form 8-K as Exhibit 99.1 is Chenghe’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are provided as part of this Current Report on Form 8-K:

(d) Exhibits:

Exhibit No.	Description
99.1	Chenghe Acquisition II Co.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2025

CHENGHE ACQUISITION II CO.

By:	/s/ Shibin Wang
Name:	Shibin Wang
Title:	Chief Executive Officer and Chairman of the Board

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